Exhibit 10.41

ASSIGNMENT OF PARTNERSHIP INTEREST
AND AMENDMENT TO THE CERTIFICATE OF
LIMITED PARTNERSHIP OF
COACHMAN'S LIMITED PARTNERSHIP

This Agreement is made as of the 30th day of June, 1997, by and between Interstate Business Corporation, a Delaware corporation ("IBC") and Interstate General Company L.P., a Delaware Limited Partnership ("IGC").

WHEREAS, IGC is a 1% general partner and a 49% limited partner in Coachman's Limited Partnership, a Maryland Limited Partnership, (the "Partnership"); and

WHEREAS, IBC is a 1% general partner and a 49% limited partner in the Partnership; and

WHEREAS, IGC wishes to assign its 49% limited partnership interest and 90% of its general partnership interest in the Partnership to IBC and to amend the Certificate of Limited Partnership of the Partnership as amended and restated (the "Partnership Certificate") to reflect the assignment of the general and limited partnership interest from IGC to IBC.

W I T N E S S E T H :

In consideration of the mutual promises of the parties hereto and of other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged, the parties hereto intending legally to be bound hereby agree as follows:

1. Assignment. IGC does hereby sell, transfer, assign, and convey to IBC all of its right, title and interest in and to 90% of its general partnership interest and its full 49% limited partnership interest including but not limited to IGC's interest in the capital or income of the Partnership attributable to the .9% general partnership interest and the 49% limited partnership interest in the Partnership.

2. Acceptance of Assignment. IBC does hereby accept the assignment as provided for in Section 1 and by this agreement becomes the owner of the additional .9% general partnership interest and the 49% limited partnership interest in the Partnership.

3. Amendment of Partnership Certificate. The Partnership Certificate is hereby amended to substitute IBC for IGC as the owner of an additional .9% general partnership interest and the 49% limited partnership interest in the Partnership.

4. Effective Date. This agreement shall be effective as of June 30, 1997. IBC and IGC do hereby agree that as between themselves all rights and obligations created pursuant to this agreement shall be created as of June 30, 1997, notwithstanding the provisions of any other agreements to which such parties may be bound which require that the consent of persons or entities other than IBC and IGC be obtained prior to the transfer of the limited partnership interest in the Partnership. (The parties understand that a transfer of partnership interests may require HUD approval.) In confirmation of this agreement IBC and IGC agree that IBC may sue IGC in law, or in equity, to require IGC to pay over to it any distributions, whether such distributions are in the nature of capital or income, made by the Partnership to IGC in respect of the .9% general partnership interest and the 49% limited partnership interest in the Partnership. All provisions dealing with the rights and obligations by and between IBC and IGC in respect of the .9% general partnership interest and the 49% limited partnership interest in the Partnership shall take effect as of June 30, 1997, notwithstanding the failure of any other parties to approve this agreement prior to such date.

5. Representations and Warranties of IGC and IBC.

(a) IGC represents and warrants that it is a limited partnership in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution, delivery and performance of this agreement, and that upon execution and delivery of this agreement by IBC and IGC, this agreement will be valid and binding on IGC and enforceable against IGC in accordance with its terms. IGC also represents and warrants that it has made no assignment or attempted assignment of the .9% general partnership interest and the 49% limited partnership interest in the Partnership other than the assignment contemplated by this agreement and that, on June 30, 1997, provided this agreement has been executed by IBC and IGC, good and marketable title to the .9% general partnership interest and the 49% limited partnership interest in the Partnership will be assigned in accordance with the terms of this agreement to IBC.

(b) IBC represents and warrants that it is a corporation in good standing, duly organized, and existing under the laws of the State of Delaware, that it has the lawful authority to enter into and perform this agreement and by proper action has duly authorized the execution and delivery of this agreement, and that upon execution and delivery of this agreement by IBC and IGC, this agreement will be valid and binding on IBC and enforceable against IBC in accordance with its terms.

6. Governing Law. This agreement shall be construed in accordance with and governed by the laws of the State of Maryland.

7. Counterparts. This agreement may be executed in one or more counterparts, each of which shall be deemed to be an original but all of which shall constitute a single agreement.

8. Headings. The headings in this agreement are for convenience only and do not constitute a part of the agreement.

9. Agreement Entire. This agreement sets forth all (and it is intended by the parties hereto to be an integration of all) of the promises, agreements, conditions, understandings, warranties and representations among the parties hereto with respect to the matters contained herein, and there are no promises, agreements, conditions, understandings, warranties or representations, oral or written, expressed or implied, among them other than as set forth herein.

10. Binding Effect. This agreement shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, personal and legal representatives, successors and assigns.

11. Notices. All notices pertaining to the matters covered by this agreement shall be sent by certified or registered mail, with return receipt requested, and first class postage prepaid, (1) if to IGC, to 222 Smallwood Village Center, St. Charles, Maryland 20602, (2) if to IBC, to 222 Smallwood Village Center, St. Charles, Maryland 20602. Notices shall be deemed given on the date they are mailed.

12. Gender and Number. Use of any gender herein shall be deemed to be or include the other genders and the use of the singular shall be deemed to be or include the plural (and vice versa) where appropriate.

13. Severability. If any provisions of this agreement, or the application thereof to any person or circumstance, shall for any reason and to any extent be invalid and unenforceable, the remainder of this agreement and the application of such provision to other persons or circumstances shall not be affected thereby, and shall be enforced.

IN WITNESS WHEREOF the parties hereto have signed this agreement under seal as of the 30th day of June, 1997.

ATTEST: By: /s/ Paul Resnik Print Name: Paul Resnik Title: Asst. Sec. [CORPORATE SEAL]	MANAGING GENERAL PARTNER INTERSTATE GENERAL COMPANY, L.P. By: INTERSTATE GENERAL MANAGEMENT CORPORATION General Partner By: /s/ Edwin L. Kelly Print Name: Edwin L. Kelly Title: President
ATTEST: By: /s/ Paula S. Biggs Print Name: Paula S. Biggs Title: Asst. Secretary [CORPORATE SEAL]	GENERAL PARTNER: INTERSTATE BUSINESS CORPORATION By: /s/ J. Michael Wilson Print Name: J. Michael Wilson Title: President
ATTEST: By: /s/ Paul Resnik Print Name: Paul Resnik Title: Asst. Sec. [CORPORATE SEAL]	WITHDRAWING LIMITED PARTNER: INTERSTATE GENERAL COMPANY, L.P. By: INTERSTATE GENERAL MANAGEMENT CORPORATION General Partner By: /s/ Edwin L. Kelly Print Name: Edwin L. Kelly Title: President
ATTEST: By: /s/ Paula S. Biggs Print Name: Paula S. Biggs Title: Asst. Secretary [CORPORATE SEAL]	LIMITED PARTNER: INTERSTATE BUSINESS CORPORATION By: /s/ J. Michael Wilson Print Name: J. Michael Wilson Title: President

STATE OF MARYLAND COUNTY OF CHARLES	) ) ss )

I, Martha Haupt, a Notary Public in and for the jurisdiction aforesaid, hereby certify that Edwin L. Kelly, who is personally well known to me to be the person who executed the foregoing instrument as President of Interstate General Management Corporation, General Partner of Interstate General Company L.P., Managing General Partner in the foregoing instrument, personally appeared before me and acknowledged that he executed the foregoing instrument in his capacity as such officer for the uses and purposes therein contained.

WITNESS my hand and notarial seal this 26th day of June, 1997.

/s/ Martha Haupt Notary Public My Commission Expires: 02-01-01

STATE OF MARYLAND COUNTY OF CHARLES	) ) ss )

I, Mary Louise Sanders, a Notary Public in and for the jurisdiction aforesaid, hereby certify that James Michael Wilson, who is personally well known to me to be the person who executed the foregoing instrument as President of Interstate Business Corporation, General Partner in the foregoing instrument, personally appeared before me and acknowledged that he executed the foregoing instrument in his capacity as such officer for the uses and purposes therein contained.

WITNESS my hand and notarial seal this 26th day of June, 1997.

/s/ Mary L. Sanders Notary Public My Commission Expires: 01-10-01

STATE OF MARYLAND COUNTY OF CHARLES	) ) ss )

I, Martha Haupt, a Notary Public in and for the jurisdiction aforesaid, hereby certify that Edwin L. Kelly, who is personally well known to me to be the person who executed the foregoing instrument as President of Interstate General Management Corporation, General Partner of Interstate General Company L.P., Withdrawing Limited Partner in the foregoing instrument, personally appeared before me and acknowledged that he executed the foregoing instrument in his capacity as such officer for the uses and purposes therein contained.

WITNESS my hand and notarial seal this 26th day of June, 1997.

/s/ Martha Haupt Notary Public My Commission Expires: 02-01-01

STATE OF MARYLAND COUNTY OF CHARLES	) ) ss )

I, Mary Louise Sanders, a Notary Public in and for the jurisdiction aforesaid, hereby certify that James Michael Wilson, who is personally well known to me to be the person who executed the foregoing instrument as President of Interstate Business Corporation, Limited Partner in the foregoing instrument, personally appeared before me and acknowledged that he executed the foregoing instrument in his capacity as such officer for the uses and purposes therein contained.

WITNESS my hand and notarial seal this 26th day of June, 1997.

/s/ Mary L. Sanders Notary Public My Commission Expires: 01-10-01